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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 13, 2003

THE ALLSTATE CORPORATION
(Exact name of Registrant as Specified in Charter)

Delaware	1-11840	36-3871531
(State or other jurisdiction of organization)	(Commission File Number)	(IRS Employer Identification No.)
2775 Sanders Road Northbrook, Illinois		60062
(Address of Principal Executive Offices)		Zip

Registrant's telephone number, including area code: (847) 402-5000

Item 7.    FINANCIAL STATEMENTS AND EXHIBITS

  (c)
  Exhibits
EXHIBIT NO.	DESCRIPTION
99	Registrant's press release dated November 13, 2003.

Item 9.    REGULATION FD DISCLOSURE

        On November 17, 2003 the Registrant issued the press release attached hereto as Exhibit 99.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE ALLSTATE CORPORATION
By	/s/ EMMA M. KALAIDJIAN
Name: Emma M. Kalaidjian Title: Assistant Secretary

Dated: November 17, 2003

EXHIBIT INDEX

NUMBER	DESCRIPTION
99	Registrant's press release dated November 13, 2003.

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  Item 7. FINANCIAL STATEMENTS AND EXHIBITS
  Item 9. REGULATION FD DISCLOSURE